DEF14A

PROXY STATEMENT PURSUANT TO SECTION 14 (a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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BNY Mellon Municipal Income, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BNY MELLON MUNICIPAL INCOME, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders of BNY Mellon Municipal Income, Inc.:

The Annual Meeting of Stockholders (the "Meeting") of BNY Mellon Municipal Income, Inc. (the "Fund") will be held over the Internet in a virtual meeting format only on Wednesday, June 12, 2024 at 11:00 a.m., Eastern time, for the following purposes:

1.	To elect three Class I Directors, each of whom have been nominated by the Fund's Nominating Committee, to serve for three-year terms and until their respective successors are duly elected and qualified.
2.	A non-binding proposal to declassify the Board (the "Board De-Classification Proposal") put forth by an activist investment firm managed by Saba Capital Master Fund, Ltd. (the "Saba Activist Hedge Fund").
3.	To transact such other business as may properly come before the Meeting, or any adjournments or postponements thereof.

The Board unanimously recommends that you vote "FOR" the Board Nominees and "AGAINST" the Board De-Classification Proposal by voting the enclosed WHITE proxy card and returning it to us or by using the other voting options discussed in the proxy statement.

Another activist investment firm that holds shares in the Fund, Bulldog Investors, LLP (the "Bulldog Activist Hedge Fund," and, together with the Saba Activist Hedge Fund, the "Activist Hedge Funds"), has provided notice to the Fund of its intention to put forth individuals (the "Activist Hedge Fund Individuals") for election as directors at the Meeting. The Board is unanimously OPPOSED to both the Board De-Classification Proposal submitted by the Saba Activist Hedge Fund and the nominations of the Activist Hedge Fund Individuals by the Bulldog Activist Hedge Fund as it does not believe that they are in the best interest of the Fund or its stockholders. You may receive solicitation materials from the Activist Hedge Funds, including proxy statements and proxy cards. The Board urges you NOT to sign or return or vote on any other color proxy cards sent to you by the Activist Hedge Funds. We encourage you to review the accompanying proxy materials and vote as recommended by the Board using the enclosed WHITE proxy card.

Do not send back any proxy card other than the enclosed WHITE proxy card, even to withhold votes on the Activist Hedge Fund Individuals or to vote against the Board De-Classification Proposal, as this may cancel your prior vote for the Board Nominees and your vote against the Board De-Classification Proposal. The proxy card you submit with the latest date is the proxy card that will be counted. If you have previously returned a proxy card sent to you by one of the Activist Hedge Funds, you can still change your vote (i) by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided herewith; (ii) by recording your voting instructions via telephone or the internet following the instructions on the enclosed WHITE proxy card; or (iii) by voting in person at the Meeting.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person, but you may participate over the Internet as described below. However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.

Stockholders of record at the close of business on April 10, 2024 will be entitled to receive notice of and to vote at the Meeting. To participate in the Meeting, you must e-mail attendameeting@equiniti.com, and enter the control number found on your proxy card. Any shareholder wishing to participate in the Meeting virtually can do so. If you are a record holder of the Fund's shares as of the record date, April 10, 2024, please e-mail EQ Fund Solutions ("EQ") at attendameeting@equiniti.com no later than 12:00 p.m. Eastern Time on Tuesday, June 11, 2024 to register. Please include the Fund's name in the subject line and provide your name and address in the body of the e-mail. EQ will then e-mail you the virtual meeting credentials and instructions for voting during the Meeting.

If you hold your shares through an intermediary (such as a broker-dealer or bank-custodian) as of the April 10, 2024, and you want to participate in the Meeting, please e-mail EQ at attendameeting@equiniti.com no later than 12:00 p.m., Eastern Time, on Tuesday, June 11, 2024 to register. Please include the Fund's name in the subject line and provide your name and address and a copy of your voting instruction card or a letter from your intermediary confirming your ownership as of April 10, 2024. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund's name, the number of Fund shares you hold, and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to EQ at attendameeting@equiniti.com and put "Legal Proxy" in the subject line. EQ will then e-mail you the virtual meeting credentials and instructions for voting during the Meeting.

Requests for registration should be received no later than 12:00 p.m., Eastern Time, on Tuesday, June 11, 2024. You will receive a confirmation e-mail from EQ of your registration and a control number that will allow you to vote at the Meeting. For requests received after 12:00 p.m., Eastern Time, on Tuesday, June 11, 2024, EQ will attempt to register you, but may be unable to do so prior to the Meeting.

If you hold your shares through a broker-dealer, the broker-dealer is the record holder of your shares.  Since this is a contested proxy solicitation, if you do not give voting instructions to your broker-dealer, your broker-dealer will not be able to vote your shares with respect to the proposals. We urge you to instruct your broker-dealer to vote your shares with the WHITE proxy card.

Questions from stockholders to be considered at the Meeting may be submitted to BNY Mellon Investment Management at 1-800-334-6899 or instsales@bnymellon.com no later than 12:00 p.m., Eastern Time, on Tuesday, June 11, 2024. Questions may also be submitted at the Meeting. As part of the Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the Meeting that are pertinent to the Fund and the Meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Whether or not you plan to attend the Meeting virtually, we urge you to vote and submit your proxy using the enclosed WHITE proxy card in advance of the Meeting by one of the methods described in the proxy materials for the Meeting.

PLEASE NOTE: If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website https://im.bnymellon.com/closed-end-funds. We encourage you to check the website prior to the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Board

/s/ Sarah S. Kelleher
Sarah S. Kelleher
Secretary

New York, New York
May 6, 2024

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK ITS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. PARTICULARLY IN LIGHT OF THE BOARD DE-CLASSIFICATION PROPOSAL SUBMITTED BY THE SABA ACTIVIST HEDGE FUND AND THE PROXY CONTEST BEING CONDUCTED BY THE BULLDOG ACTIVIST HEDGE FUND, YOUR VOTE IS EXTREMELY IMPORTANT. IF THE BOARD DE-CLASSIFICATION PROPOSAL IS IMPLEMENTED, AN ACTIVIST INVESTOR COULD WREST AWAY CONTROL OF THE BOARD AT A SINGLE STOCKHOLDER MEETING. THIS COULD CAUSE THE FUND TO TAKE SHORT TERM-FOCUSED ACTIONS AT THE EXPENSE OF LONG-TERM STOCKHOLDERS. YOUR VOTE IS CRITICAL, NO MATTER HOW MANY SHARES YOU OWN, SO PLEASE RETURN YOUR WHITE PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON MUNICIPAL INCOME, INC.

PROXY STATEMENT

Annual Meeting of Stockholders
to be held on June 12, 2024

This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of BNY Mellon Municipal Income, Inc. (the "Fund") to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held over the Internet in a virtual meeting format only on Wednesday, June 12, 2024 at 11:00 a.m., Eastern time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on April 10, 2024 are entitled to receive notice of and to vote at the Meeting. Stockholders will not be able to attend the Meeting in person, but may participate over the Internet as described in the Notice of Annual Meeting of Stockholders.

Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or over the Internet (including during the Meeting) or by giving a later dated proxy card sent to you by one of the Activist Hedge Funds. To be effective, such revocation must be received before your prior proxy is exercised at the Meeting. Stockholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meeting.

If you hold your shares through a broker-dealer, the broker-dealer is the record holder of your shares. Since this is a contested proxy solicitation, if you do not give voting instructions to your broker-dealer, your broker-dealer will not be able to vote your shares with respect to the proposals. We urge you to instruct your broker-dealer to vote your shares with the WHITE proxy card. Please consult with your broker-dealer regarding your ability to revoke voting instructions after they have been provided.

A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. Virtual attendance at the Meeting shall constitute in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement at the Meeting, may adjourn the Meeting. The Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the "Common Stock"), and Variable Rate MuniFund Term Preferred Shares, par value $0.001 per share, liquidation preference $25,000 per share (the "VMTP Shares").

As of April 10, 2024, the Fund had outstanding the following number of shares:

Common Stock Outstanding	VMTP Shares Outstanding
20,757,267	1,209

This Meeting is very important. A hedge fund, Saba Capital Master Fund, Ltd. (the "Saba Activist Hedge Fund"), and its investment adviser, Saba Capital Management L.P., have submitted a non-binding proposal to declassify the Board (the "Board De-Classification Proposal"), and another activist investment firm that holds shares in the Fund, Bulldog Investors, LLP (the "Bulldog Activist Hedge Fund," and, together with the Saba Activist Hedge Fund, the "Activist Hedge Funds"), has provided notice to the Fund of its intention to put forth individuals (the "Activist Hedge Fund Individuals") for election as directors at the Meeting and to propose that the Board consider measures to "allow stockholders to monetize their shares at a price at or close to net asset value." The Board unanimously recommends that you vote FOR the Board Nominees and AGAINST the Board De-Classification Proposal. Please read this proxy statement carefully and vote as recommended by the Board in order to preserve the Fund's continuity of management and to prevent Saba Capital Management L.P. and Bulldog Investors, LLP from advancing their respective agenda. The Board believes that the Board Nominees have the skills, qualifications and requisite experience in overseeing investment companies like the Fund to act in the best interests of ALL stockholders. For the reasons discussed in this proxy statement, the Board also believes that a classified board structure continues to be in the best interest of the Fund.

It is estimated that proxy materials will be mailed to stockholders of record on or about May 6, 2024. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of the Fund is located at 240 Greenwich Street, 18th Floor, New York, New York 10286.

Copies of the Fund's most recent Annual Report to Stockholders are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting  https://im.bnymellon.com/closed-end-funds or calling toll free 1-800-334-6899.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 12, 2024: This proxy statement and a

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copy of the Fund's most recent Annual and Semi-Annual Reports to Stockholders are available at  https://im.bnymellon.com/closed-end-funds.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of the Fund consider the election of three Class I Directors to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the "Board Nominees") proposed for election are Tamara Belinfanti, Francine J. Bovich and Roslyn M. Watson.

Mses. Bovich and Watson currently serve as Directors of the Fund and are board members of certain other funds in the BNY Mellon Family of Funds. Mses. Bovich and Watson have previously been elected by the Fund's stockholders. Ms. Belinfanti, prior to being nominated to serve as a Director, served as an advisory board member of the Fund. Each Board Nominee was nominated by the Fund's nominating committee, has consented to being named in this proxy statement and has agreed to continue to serve as a Director if elected.

Biographical information about each Board Nominee is set forth below. Biographical information about the Fund's Directors who are not standing for election at the Meeting but who will continue to be Directors of the Fund after the Meeting (each, a "Continuing Director"), information on each Board Nominee's and Continuing Director's ownership of Fund shares and other relevant information is set forth in Exhibit A to this proxy statement. None of the Board Nominees or Continuing Directors are deemed to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Directors").

Together with the Continuing Directors, the Board Nominees are focused on creating sustainable value for ALL stockholders. The Board has approved the Board Nominees and believes their election is in your best interest.

The persons named as proxies on the accompanying WHITE proxy card(s) intend to vote each proxy for the election of the Board Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Board Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the Meeting, the Board reserves the right to substitute another person or persons of its choice as nominee or nominees.

Board's Oversight Role in Management. The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily BNY Mellon Investment Adviser, Inc., the Fund's investment adviser (the

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"Investment Adviser"), Insight North America LLC, the Fund's sub-adviser and an affiliate of the Investment Adviser (the "Sub-Adviser"), and their affiliates have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Sub-Adviser and their affiliates, the Fund's and the Investment Adviser's Chief Compliance Officer and portfolio management personnel. The Board's Audit Committee (which consists of all Directors) meets during its regularly scheduled and special meetings, and between meetings the Audit Committee chair is available to the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser, the Sub-Adviser or their affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, the Board also receives informational reports from counsel to the Fund and the Board's independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser, the Sub-Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund's Directors be Independent Directors and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of the Fund's investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, all of the Fund's Directors, including the Chairman of the Board, are Independent Directors. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Investment Adviser, the Sub-Adviser and their affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Adviser, the Sub-Adviser and their affiliates; and (iii) the Board's oversight role in management of the Fund.

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Information About Each Board Nominee's and Continuing Director's Experience, Qualifications, Attributes or Skills. Board Nominees for Director of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Board Nominee is 240 Greenwich Street, New York, New York 10286. Specific information about the Continuing Directors of the Fund, information on each Board Nominee's and Continuing Director's ownership of Fund shares and other relevant information is set forth in Exhibit A.

Board Nominees for Class I Directors with Terms Expiring in 2027

Name (Age) of Board Nominee Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Tamara Belinfanti (48) Class I Director (2024)	New York Law School, Lester Martin Professor of Law (2009 – Present)	N/A
FRANCINE J. BOVICH (72) Class I Director (2015)	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – Present)
ROSLYN M. WATSON (74) Class I Director (2014)	Watson Ventures, Inc., a real estate investment company, Principal (1993 – Present)	American Express Bank, FSB, Director (1993 – 2018)

The Board is comprised of a diverse and highly experienced group of Directors and advisory board members who each bring significant expertise and leadership experience to the Board. Ms. Watson has been a BNY Mellon Family of Funds board member for over 20 years and is a business entrepreneur in commercial and residential real estate. Ms. Bovich has been in the investment funds industry for over 40 years. Ms. Belinfanti has been an attorney for over 20 years and currently is a law professor focusing on corporate governance system design and the relationship between corporations and communities. Additional information about each Board Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board Nominee possesses which the Board believes has prepared them to be effective Directors (this information for the Continuing Directors is set forth in Exhibit A). The Board believes that the significance of each Director's experience,

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qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser's counsel; counsel to the Fund and to the Board has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board also has an "advisory board" as such term is defined in Section 2(a)(1) of the 1940 Act, which currently has two members. The Board evaluates its performance on an annual basis.

Board Nominees

Tamara Belinfanti – Ms. Belinfanti currently serves as the Lester Martin Professor of Law at New York Law School, where her scholarship focuses on corporate governance system design and the relationship between corporations and communities. In 2013, Ms. Belinfanti was named an Aspen Ideas Scholar for her work on the roles and rights of corporations in the broader societal sphere. She has written on corporate governance in the context of the proxy advisory industry, corporate purpose, executive compensation, and most recently shareholder rights and stewardship. In 2019, she co-authored the book Citizen Capitalism: How a Universal Fund Can Provide Influence and Income to All. From 2000 to 2008, Ms. Belinfanti was a corporate attorney at the law firm of Cleary Gottlieb Steen & Hamilton LLP, where she counseled domestic and international clients on general corporate and U.S. securities regulation matters, and was co-editor of the securities law treatise, U.S. Regulation of the International Securities and Derivatives Market. She also serves as a Board Trustee of the Brooklyn Museum and St. Ann's School, and she has served on various professional committees such as the New York City Bar Securities Regulation Committee.

Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management,

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Inc.  She is an Emeritus Trustee of Connecticut College, and served as a Trustee from 1986 to 1997.  She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020.  From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group.  Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993.  From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager.  From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company.  From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International (until September 2022) and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

Fund Board Committees. The Fund has standing Audit, Nominating, Compensation and Litigation Committees, each comprised of its Independent Directors, except that Mr. DiMartino does not serve on the Compensation Committee.

The function of the Audit Committee is (1) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (2) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund's independent registered public accounting firm. A copy of the Fund's Audit Committee Charter, which describes the Audit Committee's purposes, duties and responsibilities, is available at  https://im.bnymellon.com/closed-end-funds.

The Fund's Nominating Committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Fund's Nominating Committee Charter and Procedures (the

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"Nominating Committee Charter"), including character, integrity, and business and professional experience. The Nominating Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations. The Committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o BNY Mellon Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is attached as Exhibit B to this proxy statement.

The function of the Compensation Committee is to establish the appropriate compensation for serving on the Board.

The Litigation Committee seeks to address any potential conflicts of interest between the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding related to securities held by the Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

Compensation. Each Board Nominee also serves as a board member of certain other funds in the BNY Mellon Family of Funds. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board, Mr. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Directors for travel and out-of-pocket expenses in connection with attending Board or committee meetings. The Fund does not have a bonus, pension, profit-sharing or retirement plan.

The amount of compensation paid to each Board Nominee by the Fund for the fiscal year ended September 30, 2023, and the aggregate amount of compensation paid to each Board Nominee by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser serves as investment adviser) for which the Board Nominee was a board member or advisory board member during 2023, was as follows*:

Name of Board Nominee	Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Board Nominee(**)
Tamara Belinfanti[1]	$4,324	$247,000 (22)
Francine J. Bovich	$7,824	$601,500 (53)
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Roslyn M. Watson	$7,824	$459,500 (43)

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* Amounts shown do not include expenses reimbursed to Board Nominees for attending Board meetings. Amounts shown also do not include the costs of office space, office supplies and secretarial services, which also are paid by the Fund (allocated among the funds in the BNY Mellon Family of Funds based on net assets), which, in 2023, amounted to approximately $149 paid by the Fund.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Board Nominees served as board members or advisory board members in 2023.

1 Ms. Belinfanti became an advisory board member of the Fund and the other funds in the BNY Mellon Family of Funds in September 2021 and receives compensation from the funds for attending board meetings in an advisory role.

For the Fund's most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by the Fund to the Continuing Directors and the aggregate amount of compensation paid by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which each such person was a board member in 2023 are set forth in Exhibit A. Certain other information concerning the Fund's Directors and officers also is set forth in Exhibit A.

As discussed above, the Fund received a letter from the Bulldog Activist Hedge Fund on March 4, 2024 regarding its intention to submit the Activist Hedge Fund Individuals for consideration at the Meeting. The Bulldog Activist Hedge Fund did not provide the Nominating Committee and the Board with information sufficient to evaluate the Activist Hedge Fund Individuals in accordance with the factors listed in the Nominating Committee Charter. The Nominating Committee and the Board seek to ensure that the Fund operates in a manner that protects and advances the interests of all stockholders, not just the interests of the Activist Hedge Funds and their clients, which may be at odds with the Fund's long-term objectives. Thus, the Nominating Committee and the Board support the nomination and election of the Board Nominees.

Required Vote and Directors' Recommendation

Provided a quorum is present, the election of each Board Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Directors. Under a plurality vote, the nominees who receive the highest number of votes will be elected even if they receive less than a majority of the votes cast.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE BOARD NOMINEES BY SUBMITTING THE WHITE PROXY CARD.

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PROPOSAL 2: BOARD DE-CLASSIFICATION PROPOSAL

On December 29, 2023, the Fund received notice from the Saba Activist Hedge Fund, through its investment adviser Saba Capital Management, L.P. (together with the Saba Activist Hedge Fund, "Saba"), of its intention to include a proposal (the "Board De-Classification Proposal") at the Meeting. The Board De-Classification Proposal is non-binding and requests that the Board take certain actions if approved by stockholders.

FOR THE REASONS DISCUSSED BELOW, THE BOARD STRONGLY SUPPORTS ITS EXISTING STRUCTURE AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" THE BOARD DE-CLASSIFICATION PROPOSAL ON THE WHITE PROXY CARD.

The text of the Board De-Classification Proposal, for which the Fund accepts no responsibility, is included below exactly as submitted by the Saba Activist Hedge Fund. A brief explanation of the reasons the Board recommends "AGAINST" this proposal follows immediately after the proposal.

NON-BINDING PROPOSAL BY THE SABA ACTIVIST HEDGE FUND

RESOLVED, that the shareholders of BNY Mellon Municipal Income, Inc. (the “Fund”) request that the Board of Directors of the Fund (the “Board”) take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

SABA'S SUPPORTING STATEMENT

Saba believes the annual election of all of a company's directors empowers shareholders to hold board members accountable for their decisions pertaining to capital allocation, corporate governance and strategy—all of which impact shareholder returns. We contend this level of accountability keeps a board focused on shareholders' interests and sustained value creation. The leading independent proxy advisory firms and many, if not the overwhelming majority of, large institutional investors have policies supporting the annual election of directors. Companies have taken note in recent years, with ~90% of the S&P 500 and ~73% of the S&P 1,500 now holding annual elections for all of their board members.1

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1 Additionally, ~60% of the companies in the Russell 3,000 elect all their board members annually. See Matteo Tonello et al., Corporate Board Practices in the Russell 3000, S&P 500 and S&P Mid-Cap 400 (Nov. 2022) and Ernst & Young, EY Center for Board Matters: Corporate Governance by the Numbers (Mar. 2022).

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On the other hand, there is a direct connection between bad governance and poor shareholder returns. Empirical studies have found a statistically significant correlation between the presence of a classified board structure and a decline in valuation.2

It is notable that Mellon Investments Corporation (“Mellon”), an affiliate of the investment advisor to the Fund, shares our view that directors should be elected annually. Mellon Proxy Guidelines Summary states that it “believes shareholders should annually vote for all members on a company's board of directors”.3 We see no reason why shareholders of the Fund should be deprived of this.

Mellon also maintains that they “employ proxy voting to: … promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders and stakeholders”.4 We believe there is no better way to “promote … the accountability of the board of directors” than through the annual election of all directors.

To help address the Fund's anti-shareholder governance and increase boardroom accountability following a period of, in our view, extremely disappointing financial performance, Saba urges you to vote FOR this proposal.5

End of Proposal

OPPOSING STATEMENT BY THE BOARD

After careful and thoughtful consideration, the Board, including the Independent Directors, has unanimously determined that the Board De-Classification Proposal is not in the best interests of the Fund or its stockholders. Accordingly, the Board recommends that you vote "AGAINST" the Board De-Classification Proposal by submitting the WHITE proxy card. Please do not return or vote any other color proxy card you may receive from the Saba Activist Hedge Fund.

The Board believes that it is in the best interest of the Fund, as a closed-end, exchange traded investment company, to continue to have a classified board structure. The Board is comprised of highly qualified individuals that are, and have been, committed to the Fund's long-term ability to achieve its investment objective to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Board believes that the classified board structure continues to provide the Fund and its stockholders with important benefits, including strengthening the independence of the Board and providing stability and continuity of management.

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2 See generally Lucian A. Bebchuk and Alma Cohen, The Costs Of Entrenched Boards (2005), Journal of Financial Economics, v78, 409-433 and Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment (2010), available at http://ssrn.com/abstract=1706806.

3 Mellon, Mellon Proxy Guidelines Summary, 3 (Mar. 2023).

4 Id. at 1.

5 As of December 28 2023, the Fund's discount to Net Asset Value was ~ 16%.

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Classified Board Enhances Board Independence. Electing directors to three-year terms enhances the independence of the Independent Directors by providing them with a longer term of office. This longer term provides additional independence from management and from activists whose agendas may be contrary to the long-term interests of the Fund and its stockholders. Without the protective benefits provided by a classified board structure, a well-funded, special interest hedge fund or other activist stockholder (or group of stockholders) could wrest away control of the Fund and cause the Fund to take short term-focused actions at the expense of long-term stockholders. As a result of having a classified board structure, the Directors are able to make decisions that are in the best interest of the Fund and all stockholders of the Fund.

Classified Board Promotes Stability and Continuity in a Complex Fund. The Fund may use complex investment techniques to meet its investment objective, and the regulations to which the Fund is subject are also complicated. It takes time to master these complexities. The Board has from inception been divided into three classes that serve staggered three-year terms. The Board is structured this way to provide stability, continuity and independence, all of which enhance long-term planning. It also ensures that there are experienced Directors serving on the Board who are familiar with the Fund, its operations, its investment strategy and its regulatory requirements. The Fund's Directors have a broad range of responsibilities and must invest significant time to become and remain knowledgeable about the Fund. A classified board helps attract and retain qualified Directors who are willing to make long-term, multi-year commitments of their time and energy to the Fund and willing to develop a deep understanding of the Fund. In addition, a classified board structure promotes an orderly succession of Directors and also provides newer Directors an opportunity to gain knowledge about the Fund alongside more experienced Directors. A classified board structure therefore provides the Fund with protection from activist stockholders that may have narrower interests that are not shared by the Fund's other long-term investors. Absent the classified board, however, an activist stockholder (or group of stockholders) could gain control of the Fund by acquiring or obtaining enough shares to replace the entire Board with its own nominees at a single annual meeting. Large, sudden changes in the composition of the Board would disrupt this collective knowledge that has been developed by the existing Board over time. This could also result in radical changes to the way the Fund is operated—even changes to the closed-end structure that attracted stockholders to the Fund in the first place. For example, although the Fund will not be able to effectuate an amendment to the Charter to implement the proposed de-classification of the Board unless it separately obtains the affirmative vote of at least 75% of the outstanding shares of the Fund, if the Board was declassified and an activist shareholder were to gain control of the Fund and force it to approve a conversion to an open-end fund, such conversion would require the Fund to redeem its VMTP Shares at a price equal to such VMTP Shares' liquidation preference plus any accumulated dividends or other distributions, thereby decreasing the total asset size of the Fund, and require the Fund to sell portfolio holdings under unfavorable

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market conditions adversely affecting the net asset value per share of the Fund's Common Stock. Ultimately, the classified structure prevents a complete turnover of the Board, and protects stockholders from a corresponding radical change in direction, in any one year.

Directors are Accountable and Owe Fiduciary Duties to All Stockholders. Directors elected to three-year terms are just as accountable to stockholders as directors elected annually, since all Directors are required to uphold their fiduciary duties to the Fund and its stockholders regardless of the lengths of their terms. The Board has implemented measures to ensure accountability of the Directors by providing for annual evaluations of Director independence and an annual self-assessment of the Board's performance. The Board reviews matters relating to the Fund, including performance matters and trading discounts, on an ongoing basis and seeks to balance the interests of ALL stockholders of the Fund. The Fund's stockholders already have a variety of tools at their disposal to ensure that the Directors who are elected to the Board are accountable to them, including withholding votes from the Directors who are standing for election each year and communications with Directors to express stockholder concerns. A structure that generally requires multiple elections to take control of the Board provides accountability to stockholders while increasing the likelihood that proponents of change have a longer-term horizon.

Closed-End, Exchange-Traded Investment Companies are Fundamentally Different from Operating Companies. The considerations and role of a board of a closed-end, exchange traded investment company like the Fund are different in material respects to the role of a board of directors of a traditional operating company. For example, an investment company's board has the primary responsibility for oversight of the fund's service providers and management of any conflicts of interest involving the fund, including oversight of the fund's investment advisory arrangements. A traditional operating company does not have investment advisers and is not subject to the same types of conflicts of interests that an investment company's board is required to oversee. Additionally, an investment company registered pursuant to the 1940 Act is subject to extensive regulation with respect to governance and operations that requires independence of its board members and makes them accountable to stockholders. In contrast, operating companies are not subject to these board independence requirements. Accordingly, the Board believes that a classified board structure is consistent with good corporate governance, which depends principally on active and independent board members who have extensive business experience and are knowledgeable about critical aspects of the Fund.

Classified Board was Part of Original Fund Structure. The Fund was originally offered to investors with a classified board as an integral part of its structure. Moreover, the Fund's Articles of Incorporation (the "Charter") provide that the affirmative vote of at least 75% of the outstanding shares of the Fund is required to de-classify the Board structure. Because of this, even if the non-binding Board De-

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Classification Proposal is approved by stockholders at the Meeting, the Fund will not be able to effectuate an amendment to the Charter to implement the proposed de-classification the Board unless it separately obtains the affirmative vote of at least 75% of the outstanding shares of the Fund.

Objections to Specific Statements Made by Saba in Its Supporting Statement. In addition, the Board believes that Saba's supporting statement contains statements that are misleading. In particular, the Board notes that the following statements from the supporting statement portion of the Board De-Classification Proposal are misleading or unsupported.

1)	In the first paragraph, the Saba Activist Hedge Fund states, "The leading independent proxy advisory firms and many, if not the overwhelming majority of, large institutional investors have policies supporting the annual election of directors."

This statement is misleading because it asserts that "the leading" proxy advisory firms and "the overwhelming majority" of institutional investors support declassified board structures without appropriately contextualizing this assertion by failing to distinguish between proxy advisory firms' views regarding traditional operating companies as opposed to closed-end investment companies. As discussed above, traditional operating companies and closed-end investment companies are different in kind from one another and entail fundamentally different corporate governance requirements and considerations. The statement espouses the Saba Activist Hedge Fund's assertion that declassified board structures are overwhelmingly popular among sophisticated investors and advisory firms, and implicitly suggests that classified board structures are non-standard or are otherwise contrary to corporate best practices. There is no foundation for the Saba Activist Hedge Fund's assertion.

While the Saba Activist Hedge Fund references the percentage of S&P 500 and S&P 1,500 operating companies that have annual elections for all of their board members, it neglects to state the percentage of registered closed-end funds that have staggered boards – a distinction the Fund believes is relevant. According to recent data provided by the Investment Company Institute and Independent Directors Counsel, the majority of closed-end funds have staggered terms for their independent board members. Moreover, several state legislatures – including Maryland's, the Fund's jurisdiction of formation – have in fact adopted corporate statutes that expressly permit (and in some instances require) the use of classified board structures. Clearly, the legislatures of Maryland and the other states that have adopted such statutes believed as a matter of public policy that classified boards are capable of embodying strong corporate governance principals, contrary to what the Saba Activist Hedge Fund's statement seems to suggest, and the Saba Activist Hedge Fund provides no basis to

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believe that these legislatures were incorrect, especially in the context of registered closed-end funds such as the Fund. The Saba Activist Hedge Fund's failure to properly contextualize this assertion is further underscored by the fact that none of the exchange listing standards or requirements applicable to registered closed-end funds such as the Fund under either the New York Stock Exchange ("NYSE") American LLC Company Guide or the NYSE Listed Company Manual prohibit the use of classified board structures such as the Fund's. Like the state statutes discussed above, the NYSE Listed Company Manual in fact expressly contemplates that listed companies may divide their boards into up to three classes, each with a tenure of up to three years, as the Fund has done here.

2)	In the second paragraph, the Saba Activist Hedge Fund states, "[T]here is a direct connection between bad governance and poor shareholder returns. Empirical studies have found a statistically significant correlation between the presence of a classified board structure and a decline in valuation." To support this statement, the Saba Activist Hedge Fund cites research studies conducted by Harvard Professors Lucian Bebchuk and Alma Cohen.

This statement is misleading in that it implies that a staggered board is per se bad governance which leads to poor stockholder returns, and incorrectly asserts that this conclusion is supported by the empirical data cited. The article cited makes no such connection; in fact, the authors acknowledge the problem of selection and endogeneity (i.e., whether the presence of a staggered board affects firm value, or whether the firm's low value causes a staggered board to be adopted). Bebchuk and Cohen write: "Do staggered boards bring about a lower firm value? Or, is the correlation produced by the selection of staggered boards by firms with lower firm values—either because boards of low-value firms feel more vulnerable to a takeover or because low-quality management tends to both produce low value and seek antitakeover protection? Such questions of interpretation often arise, and have proven difficult to resolve. . . We also are unable to establish conclusively the direction of causation."6

Moreover, the Saba Activist Hedge Fund fails to cite the countervailing empirical evidence of other scholars, such as Professors Martijn Cremers, Lubomir Litov and Simone Sepe, whose studies conclude that "staggered boards could contribute to firm value by preventing inefficient takeovers and/or serving to bond a firm's commitment to the firm's long-term

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6 See Lucian Bebchuk & Alma Cohen, The Costs of Entrenched Boards, 78 J. FIN.ECON. 410, 411 and 426 (2005); see also Alma Cohen & Charles C.Y. Wang, How Do Staggered Boards Affect Shareholder Value? Evidence from a Natural Experiment, 110 J. FIN.ECON. 627, 627-28 (2013) ("Governance provisions that weaken shareholder rights and insulate directors from removal are now well known to be negatively correlated with firm value . . . Such correlation, however, might not imply causation but could reflect the greater propensity of low-value firms to maintain such provisions.")

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stakeholders."7 In fact, other studies have found that neither theory has empirical support and, on average, a staggered board has no significant effect on firm value.8 As discussed under (1) above, none of the applicable NYSE listing standards or requirements prohibit or restrict the use of a classified board structure such as the Fund, which the Board believes reflects a policy determination by the NYSE that such classified board structures are not per se "bad governance" or inherently antithetical to strong corporate governance principals.

3)	In the third paragraph, the Saba Activist Hedge Fund states, "It is notable that Mellon Investments Corporation ('Mellon'), an affiliate of the investment advisor [sic] to the Fund, shares our view that directors should be elected annually. Mellon Proxy Guidelines Summary states that it 'believes shareholders should annually vote for all members on a company's board of directors'."

This statement is misleading due to the fact that it references the proxy voting guidelines of an entity which is neither the Fund's Investment Adviser nor Sub-Adviser, in a manner that implies that the Fund's existing classified board structure is somehow internally inconsistent or self-contradictory. The proxy voting guidelines of Mellon are irrelevant to the Fund and have no bearing whatsoever on the Fund's governance structure, and are seemingly only brought up by the Saba Activist Hedge Fund in the first instance in order to distract or confuse stockholders into mistakenly believing that the Fund's internal corporate governance structure is in some way inconsistent with the policies of its Investment Adviser or its affiliates, which is factually untrue.9 In addition, the Saba Activist Hedge Fund neglects to mention that Mellon's proxy guidelines specify on their face that

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7 See K. J. Martijn J. Cremers, et al., Staggered Boards and Long-Term Firm Value, Revisited, 126 J. FIN. ECON. 422, 424 (2017); see also Thomas Bates, et al., Board Classification and Managerial Entrenchment: Evidence from the Market for Corporate Control, 87 J. FIN. ECON. 656, 658 (2008) (finding that a staggered board reduces the likelihood of receiving a takeover bid, though the economic effect is marginal); Martijn Cremers & Alan Ferrell, Thirty Years of Shareholder Rights and Firm Value, 69 J. FIN. 1167, 1168 (2014) (finding that a staggered board is associated with higher firm value); David F. Larcker, et al., The Market Reaction to Corporate Governance Regulation, 101 J. FIN. ECON. 431, 448 (2011) (suggesting that "a staggered board is a value-maximizing governance choice").

8 See Yakov Amihud, Markus Schmid & Steven Davidoff Solomon, Settling the Staggered Board Debate, 166 U. Pa. L. Rev. 1475, 1505 (2018).

9 As a threshold matter, even if Mellon were the adviser to the Fund, the proxy voting guidelines that the Saba Activist Hedge Fund references would still be irrelevant as applied to the Fund's own corporate governance structure, since the scope of such proxy voting guidelines would be limited to the voting of securities of portfolio companies held by the Fund, not to the Fund's internal determinations regarding its own governance structure. In any event, as was previously disclosed in the Fund's latest report on Form N-CSR, the Fund has adopted the proxy voting policies and procedures of its Sub-Adviser, Insight North America, LLC, which proxy voting policies do not contain any statements analogous to that which the Saba Activist Hedge Fund quotes from the Mellon Proxy Guidelines Summary.

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they are non-limiting "guidance"10 and state that Mellon will evaluate requests to declassify a company's board on a "case-by-case basis." The referenced proxy voting guidelines are not applicable to the Fund, and these guidelines do not blindly mandate the approval of board declassification in every instance where such guidelines are applied in any event.

4)	In the fifth paragraph, the Saba Activist Hedge Fund prefaces the first sentence with the phrase, "To help address the Fund's anti-shareholder governance and increase boardroom accountability. . ."

This language is asserted without basis and incorrectly alleges that the current Fund leadership is "anti-shareholder" and implies that the Directors lack accountability under the existing corporate governance structure. The Saba Activist Hedge Fund offers no factual foundation for this allegation, nor does it cite any specific instances or examples of past conduct by the Directors or by the Fund generally that demonstrate a lack of strong corporate governance standards on the part of the Fund. Indeed, the fact that the Board De-Classification Proposal is currently being presented to stockholders for their consideration demonstrates that the Fund's classified board structure does not stymie investors' ability to submit such proposals or hold stockholder referendums, even if the Board objects to the substance of the proposal, provided that such stockholder proposals comport with applicable federal securities laws and related proxy rules.

As discussed under (1) and the "Directors are Accountable and Owe Fiduciary Duties to All Stockholders" section above, various state legislatures, including Maryland's, have endorsed the idea that classified boards are capable of embodying strong corporate governance principals, and, regardless of how frequently they are required to be re-elected, all of the Fund's Directors are required to uphold their fiduciary duties to the Fund and its stockholders. As such, the Board believes that the Saba Activist Hedge Fund's accusation that the Fund uses "anti-shareholder governance," seemingly based solely on the fact that the Board is classified, is both inaccurate and misleading.

Saba's Intentions. Saba's pretext of "address[ing] the Fund's anti-shareholder governance and increase[ing] boardroom accountability" is inconsistent with its history of activism against other closed-end funds. Although the Board De-Classification Proposal itself claims to be focused on corporate governance, Saba's history of closed-end fund activism reveals that it seeks to use this type of proposal and others to pursue actions that may not be in the interests of long-term

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10 Mellon's proxy guidelines expressly state that they are "summaries" published "to provide public company issuers and investors with a broad view of how the [Mellon Proxy Voting] Committee approaches certain topics and proposals," and that "Mellon is not limited to the guidance contained in these summaries and will evaluate not only the proposal or resolution but also the specific context in which it is put forward."

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stockholders. On its own public website, Saba declares that it "selectively pursues an activist approach where corporate actions may be an effective tool to unlock shareholder value and monetize the discount to NAV" of the closed-end funds in which it invests. The Directors believe that Saba's true goal is to gain control of the Fund as quickly and expeditiously as possible, thereby positioning Saba to set the Fund's agenda and future course of action.

Required Vote and Directors' Recommendation

Provided a quorum is present, approval of the non-binding Board De-Classification Proposal requires the affirmative vote of a majority of the votes cast by the stockholders of the Fund.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" THE BOARD DE-CLASSIFICATION PROPOSAL USING THE WHITE PROXY CARD.

*********

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that the Fund's independent registered public accounting firm (the "independent auditors" or "auditors") be selected by a majority of the Independent Directors. The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors. At a meeting held on August 1, 2023, the Fund's Audit Committee approved and the Fund's Board, including a majority of the Independent Directors, ratified and approved the selection of Ernst & Young LLP ("EY") as the independent auditors for the Fund's fiscal year ending September 30, 2024. EY, a major international accounting firm, has acted as independent auditors of the Fund since the Fund's organization. The Audit Committee's report relating to the Fund's financial statements for the fiscal year ended September 30, 2023 is attached as Exhibit C to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees billed by EY in the Fund's last two fiscal years. For Service Affiliates (i.e., the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval of the Audit Committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by EY to the Fund and Service Affiliates. All services provided by EY were pre-approved, as required.

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	Fund[1]	Service Affiliates[1]
Audit Fees	$37,420/$38,168	$0/$0
Audit-Related Fees[2]	$31,056/$35,212	$0/$0
Tax Fees[3]	$3,342/$3,342	$8,158/$8,158
All Other Fees	$0/$0	$0/$0
Aggregate Non-Audit Fees[4]	N/A	$2,219,815/$1,797,238

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1.	Fiscal years ended September 30, 2022/September 30, 2023
2.	Services to the Fund consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events, and (iv) advisory services as to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.
3.	Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
4.	Aggregate non-audit fees billed by EY to the Fund and Service Affiliates are shown under the Service Affiliates column.

Audit Committee Pre-Approval Policies and Procedures. The Fund's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of EY's engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining EY's independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

Auditor Independence. The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY's independence.

A representative of EY will be available to join the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's Investment Adviser.

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Insight North America LLC, an affiliate of the Investment Adviser, located at 200 Park Avenue, 7th Floor, New York, New York 10166, serves as the Fund's Sub-Adviser.

The Bank of New York Mellon, an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of the Fund.

EQ Fund Solutions, located at 55 Challenger Road, Ridgefield Park, New Jersey 07760, acts as the Fund's Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed WHITE proxy card and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. You will not be able to attend the Meeting in person, but you may attend the Meeting virtually. Any stockholder who attends the Meeting virtually may vote over the Internet (see above) during the Meeting.

Shares represented by executed and unrevoked WHITE proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted "for" the Board Nominees and "against" the Board De-Classification Proposal.

Given the contested nature of the proposals, your broker may not vote your shares on non-routine matters such as the election of the Board Nominees at the Meeting. We urge you to instruct your broker or other nominee to vote your shares on the WHITE proxy card so that your votes may be counted.

The cost of preparing, printing and mailing this Proxy Statement and the attached Notice of Annual Meeting of Stockholders and the accompanying proxy card, as well as the costs associated with the proxy solicitation, which is estimated to total approximately $271,000, will be borne by the Fund. In addition to the use of the mail, proxies may be solicited personally or by telephone, and solicitations may be made by officers or employees of the Investment Adviser, or by dealers and their representatives. In addition, the Fund will retain Equiniti Fund Solutions, LLC (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting stockholders by telephone, which is expected to cost approximately $38,000, plus

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any out of pocket expenses, such cost to be borne by the Fund, and is included in the estimated total expenses listed above. The Fund has agreed to indemnify the Proxy Solicitor and related parties against certain liabilities and expenses arising out of its services to the Fund in connection with the Meeting.

Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder's solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation.

OTHER MATTERS

The Fund's Board is not aware of any other matter which may come before the Meeting. However, should any such matter properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

Any proposals of stockholders that are intended to be presented at the Fund's 2025 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Exchange Act, must be received by the Secretary of the Fund at the Fund's principal executive offices no later than January 6, 2025, and must comply with all other legal requirements in order to be included in the Fund's proxy statement and forms of proxy for that meeting. For other stockholder proposals to be presented at the 2025 Annual Meeting of Stockholders (but not included in the Fund's proxy statement), a stockholder's notice must be delivered to the Secretary of the Fund at the Fund's principal executive offices no later than 5:00 p.m., Eastern time, on March 22, 2025.

Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Fund, in care of EQ Fund Solutions, 55 Challenger Road, Ridgefield Park, New Jersey 07760, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to

21

supply copies to the beneficial owners of shares. The Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: May 6, 2024

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EXHIBIT A

PART I

Part I sets forth information regarding the Continuing Directors, Board and committee meetings and share ownership.

Information About the Continuing Directors' Experience, Qualifications, Attributes or Skills. The Continuing Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of the Continuing Directors is 240 Greenwich Street, New York, New York 10286.

Continuing Class II Directors with Terms Expiring in 2025

Name (Age) of Continuing Director Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
J. CHARLES CARDONA (68) Class II Director (2014)	BNY Mellon ETF Trust, Chairman and Trustee (2020 – Present) BNY Mellon Liquidity Funds, Director (2004 – Present) and Chairman (2019-2021)	N/A

A-1

ROBIN A. MELVIN (60) Class II Director (2014)

Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019 – June 2023)

Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014 – March 2020); Board Member (2013 – March 2020)

JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021 – June 2022)

HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)

HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

Northwestern Memorial Hospital, an academic medical center, Board Member (March 2024 – Present)

NATHAN LEVENTHAL (80) VMTP Shares Designee Class II Director (2009)	Lincoln Center for the Performing Arts, President Emeritus (2001 – Present) Palm Beach Opera, President (2016 – Present)	Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (2003 – 2020)

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Continuing Class III Directors with Terms Expiring in 2026

Name (Age) of Continuing Director Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
JOSEPH S. DIMARTINO (80) Chairman of the Board Class III Director (1995)	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – May 2023)

ANDREW J. DONOHUE (73) Class III Director (2019)	Attorney, Solo Law Practice (2019 – Present) Shearman & Sterling LLP, a law firm, Of Counsel (2017 – 2019) Chief of Staff to the Chair of the SEC (2015 – 2017)	OppenheimerFunds (58 funds), Director (2017 – 2019)

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ISABEL DUNST (77) Class III Director (2014)

Hogan Lovells LLP, a law firm, Retired (2019 – Present); Senior Counsel (2018 – 2019); Of Counsel (2015 – 2018)

Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015 – Present)

Bend the ARC, a civil rights organization, Board Member (2016 – December 2021)

N/A

BENAREE PRATT WILEY (77) Class III Director (2009) VMTP Shares Designee	The Wiley Group, a firm specializing in strategy and business development, Principal (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross – Blue Shield of Massachusetts, Director (2004 – December 2020)

Each Continuing Director, except Messrs. Cardona and Donohue, has been a BNY Mellon Family of Funds board member for over 20 years. Mr. Cardona was an employee of The Dreyfus Corporation, the predecessor of the Investment Adviser, for over 30 years prior to his retirement in 2016, and Mr. Donohue has been in the investment funds industry for over 40 years. Additional information about the Continuing Directors follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Continuing Directors possess which the Board believes has prepared them to be effective Directors.

Continuing Directors

J. Charles Cardona – Mr. Cardona has served as the Chairman of the Board for the funds in the BNY Mellon ETF Trust since 2020. Mr. Cardona was the President

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and a Director of The Dreyfus Corporation and the Chief Executive Officer of Cash Investment Strategies, a division of The Dreyfus Corporation, until he retired in 2016. From 2013 to 2016, Mr. Cardona served as Chairman of MBSC Securities Corporation, a predecessor firm to the Distributor, and he previously served as an Executive Vice President, from 1997 to 2013. He also served as President of the Institutional Services Division of MBSC Securities Corporation. He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units. Prior to joining the Institutional Services Division, he served as Assistant Director of Sales and Services in the Dreyfus Retail Division of MBSC Securities Corporation (formerly, Dreyfus Service Corporation), which he joined in 1981.

Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of The Dreyfus Corporation by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

Andrew J. (Buddy) Donohue – Mr. Donohue, who has worked as a solo law practitioner since 2019, has over 40 years of experience in the investment funds industry, in both senior government and private sector roles. Mr. Donohue served as Chief of Staff to the Chair of the SEC, from 2015 to 2017, and previously served as the Director of the SEC's Division of Investment Management, from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry. Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers, from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc., from 1991 to 2001, and Investment Company General Counsel of Goldman Sachs, from 2012 to 2015. Most recently, Mr. Donohue was an independent Director of the OppenheimerFunds, from 2017 to 2019, and Of Counsel at the law firm of Shearman & Sterling LLP, from September 2017 to July 2019. Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds. He has also served as chairman of the American Bar Association's Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund Director's Guidebook and, since 2018, director, and, since January 2023, Chair of the Mutual Fund Directors Forum, a

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leading funds industry organization. Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.

Isabel P. Dunst – Ms. Dunst practiced law for over 40 years. Half of her career was spent at the U.S. Department of Health and Human Services, where she had major legal and management responsibilities for the operation of the General Counsel's Office of the Agency, including serving as its Deputy General Counsel, the senior career legal position. Ms. Dunst most recently was Senior Counsel to Hogan Lovells LLP, a Washington based international law firm, which she joined in 1990. Ms. Dunst was a partner of the firm for approximately 25 years. Ms. Dunst currently serves on the Board of Trustees of the Union for Reform Judaism and on the Board of Governors of Hebrew Union College – Jewish Institute of Religion, is the founder of Shards of Light, a philanthropic foundation motivated by the Jewish value of tikkun olam and is a Trustee of the Jewish Community Foundation of Greater Washington.

Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. Mr. Leventhal is a member of the Budget and Finance Committee of the Town of Southampton in Suffolk County New York. In the not-for-profit sector, Mr. Leventhal serves as President of the Palm Beach Opera and served as President of Lincoln Center for the Performing Arts and Chairman of the Avery Fisher Artist Program; he is now President Emeritus of Lincoln Center for the Performing Arts.

Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc. Ms. Melvin served as a Board member of JDRF, a non-profit juvenile diabetes research foundation from June 2021 to June 2022. She also serves as a Trustee of HPS Corporate Lending Fund (August 2021 to present) and HPS Corporate Capital Solutions Fund (December 2023 to present), each, a closed-end management investment company

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regulated as a business development company, and a Director with Northwestern Memorial Hospital Board of Directors (March 2024 to present), an academic medical center, and served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut from 2019 to June 2023.

Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color. Ms. Wiley currently serves on the Board of CBIZ (NYSE: CBZ). She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the Board of First Albany (NASDAQ: FACT) and Blue Cross – Blue Shield of Massachusetts. Her civic activities include serving on the Boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she served as Vice Chair until June 2021.

Advisory Board Member

Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of The Dreyfus Corporation (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation in August 1994 and related management changes). He served as a Board member of the funds until August 2021, and as an emeritus board member until October 25, 2021. He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

Board Nominees' and Continuing Directors' Ownership of Fund Shares. The table below indicates the dollar range of the Board Nominees' and the Continuing Directors' ownership of shares of the Fund's Common Stock and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2023.

Name of Continuing Director or Board Nominee	Fund Common Stock	Aggregate Holdings of Funds in the BNY Mellon Family of Funds
Tamara Belinfanti*	None	None
Francine J. Bovich*	None	$50,001 – $100,000
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J. Charles Cardona	None	Over $100,000
Joseph S. DiMartino	None	Over $100,000
Andrew J. Donohue	None	Over $100,000
Isabel P. Dunst	None	Over $100,000
Nathan Leventhal	None	Over $100,000
Robin A. Melvin	None	$10,001 – $50,000
Roslyn M. Watson*	None	$10,001 – $50,000
Benaree Pratt Wiley	None	None

_________________
* Board Nominee.

As of December 31, 2023, none of the Board Nominees or the Continuing Directors or their immediate family members owned securities of the Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser.

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PERTAINING TO THE BOARD

•	The Fund held five Board meetings, six Audit Committee meetings, and two Nominating Committee meetings during the last fiscal year. The Compensation Committee and Litigation Committee did not meet during the last fiscal year.
•	The Fund does not have a formal policy regarding Directors' attendance at annual meetings of stockholders. Directors did not attend last year's annual meeting of stockholders.
•	All Continuing Directors and Board Nominees attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year.

Compensation Table. The amount of compensation paid by the Fund to each Continuing Director and advisory board member for the fiscal year ended September 30, 2023, and the aggregate amount of compensation paid to each Continuing Director and advisory board member by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which such person was a Board member or advisory board member during 2023, was as follows:*

Name of Director	Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Director(**)

Continuing Directors

J. Charles Cardona	$7,824	$333,005(38)
Joseph S. DiMartino	$8,905	$1,168,125(92)
Andrew J. Donohue	$7,824	$459,500(43)
Isabel P. Dunst	$7,824	$254,000(22)
Nathan Leventhal	$7,824	$399,500 (32)
Robin A. Melvin	$7,824	$745,500 (71)
Benaree Pratt Wiley	$7,824	$627,500 (60)

Advisory Board Member†
Gordon J. Davis† †	$4,324	$411,000 (39)

____________________

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* Amounts shown do not include expenses reimbursed to Directors for attending Board meetings. Amounts shown also do not include the costs of office space, office supplies and secretarial services, which are paid by the Fund (allocated based on net assets), which, in 2023, the amount paid by the Fund was approximately $149.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which such persons served as Board members or advisory board members in 2023.

† Advisory board members are entitled to receive an annual retainer and compensation for attending Board meetings in an advisory role.

†† Mr. Davis became an advisory board member of the Fund on October 26, 2021. From August 7, 2021 to October 25, 2021, Mr. Davis was an emeritus Board member of the Fund. The Fund's emeritus program was discontinued for current Directors in November 2021. Prior to August 7, 2021, Mr. Davis served as a Class I Director of each Fund.

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PART II

Part II sets forth information regarding the officers of the Fund. Each officer of the Fund holds office for an indefinite term until the officer's successor is elected and has qualified.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
DAVID DIPETRILLO President (2019)[1]	46	Vice President and Director of BNYM Investment Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 99 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser.
JAMES WINDELS Treasurer (2012)	65	Director of BNYM Investment Adviser since February 2023; Vice President of BNYM Investment Adviser since September 2020; and Director – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 117 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser.
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PETER M. SULLIVAN Chief Legal Officer, Vice President and Assistant Secretary (2019)[2]	56	Chief Legal Officer of BNYM Investment Adviser and Associate General Counsel of BNY Mellon Corporation since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon Corporation from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 117 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser.

SARAH S. KELLEHER Vice President and Secretary (2014)[3]	48	Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 117 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser.
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DEIRDRE CUNNANE Vice President and Assistant Secretary (2019)	33	Managing Counsel of BNY Mellon since December 2021; Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 117 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser.
LISA M. KING Vice President and Assistant Secretary (2024)	56	Counsel of BNY Mellon since June 2023; and Regulatory Administration Group Manager at BNY Mellon Asset Servicing from February 2016 to June 2023. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
JEFF S. PRUSNOFSKY Vice President and Assistant Secretary (2012)	58	Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 117 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser.
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AMANDA QUINN Vice President and Assistant Secretary (2020)	39	Managing Counsel of BNY Mellon since March 2024; Counsel of BNY Mellon from June 2019 to February 2024; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 117 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser.
JOANNE SKERRETT Vice President and Assistant Secretary (2023)	52	Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 117 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser.
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NATALYA ZELENSKY Vice President and Assistant Secretary (2017)	38	Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of BNYM Investment Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 117 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser.
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DANIEL GOLDSTEIN Vice President (2022)	54

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 99 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser.

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JOSEPH MARTELLA Vice President (2022)	47

Vice President of BNYM Investment Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 99 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser.

GAVIN C. REILLY Assistant Treasurer (2012)	55	Tax Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 117 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser.
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ROBERT SALVIOLO Assistant Treasurer (2012)	56

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 117 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser.

ROBERT SVAGNA Assistant Treasurer (2012)	57

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 117 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser.

JOSEPH W. CONNOLLY Chief Compliance Officer (2012)	66	Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of BNYM Investment Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 104 portfolios) managed by BNYM Investment Adviser.

____________________
1 President since 2021; previously, Vice President.
2 Chief Legal Officer since July 2021.
3 Vice President and Secretary since 2024; previously, Vice President and Assistant Secretary.

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The address of each officer of the Fund is 240 Greenwich Street, New York, New York 10286.

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PART III

Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of April 10, 2024 by the Board Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any stockholders owning 5% or more of a class of the Fund's outstanding shares.

As of April 10, 2024, the Board Nominees, Continuing Directors and officers of the Fund, as a group, beneficially owned less than 1% of the Fund's Common Stock or VMTPS.

To the Fund's knowledge, based on filings made pursuant to Section 13 of the Exchange Act, as of April 10, 2024, the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock and/or outstanding shares of VMTP Shares has been reported.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common Stock	Saba Capital Management, L.P.* 405 Lexington Avenue, 58th Floor, New York, New York 10174	2,195,555*	10.58%*

	Phillip Goldstein** Bulldog Investors, LLP 250 Pehle Ave. Suite 708 Saddle Brook, NJ 07663	1,689,435**	8.14%**

	Andrew Dakos** Bulldog Investors, LLP 250 Pehle Ave. Suite 708 Saddle Brook, NJ 07663	1,638,125**	7.89%**

	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	1,056,968	5.09%

* Saba Capital Management, L.P. filed a Schedule 13D/A jointly with Saba Capital Management GP, LLC and Boaz R. Weinstein.

** Messrs. Goldstein and Dakos are partners at Bulldog Investors, LLP, and filed their Schedule 13D jointly with Bulldog Investors, LLP.

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As of April 10, 2024, Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10274, held of record 98.19% of the outstanding shares of Common Stock and 100% of the outstanding shares of VMTPS.

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Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, the Fund's officers and Directors, persons owning more than 10% of the Fund's Common Stock or VMTP Shares, and certain additional persons are required to report their transactions in the Fund's Common Stock or VMTP Shares to the SEC and the Fund. Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended September 30, 2023, all filing requirements applicable to such persons were complied with except the Form 4 for UBS Group AG reflecting the disposal of the Fund's auction preferred stock was filed on July 17, 2023, and the Form 3 for Bank of America Corp reflecting the acquisition of VMTP Shares was filed on July 24, 2023, reflecting that it owns 1,209 shares of the Fund's VMTP Shares, neither of which were filed in a timely manner.

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EXHIBIT B

THE BNY MELLON FAMILY OF FUNDS
BNY MELLON FUNDS TRUST

Nominating Committee Charter and Procedures

ORGANIZATION

The Nominating Committee (the "Committee") of each fund in the BNY Mellon Family of Funds (each, the "Fund") shall be composed solely of Directors/Trustees ("Directors") who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund and as Advisory Board Members (as defined below) of the Fund.

EVALUATION OF POTENTIAL NOMINEES

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;
•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;
•	whether or not the person has any relationships that might impair his or her service on the Board;
•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
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•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and
•	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Directors and Advisory Board Members, the Committee may consider nominees for Independent Director recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

The Committee shall have the authority to retain and terminate any search firm or other consultant to be used to identify and/or conduct a background check with respect to Independent Director and/or Advisory Board Member candidates, including the authority to approve its fees and other retention terms. The Committee is empowered to cause the Fund to pay the compensation of any search firm or other consultant engaged by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

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ADVISORY BOARD MEMBERS

The Committee may from time to time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Board Members"). An individual shall be eligible to serve as an Advisory Board Member only if that individual meets the requirements to be an Independent Director (subject to the Committee's evaluation of the factors set forth above for consideration of potential Director nominees) and does not otherwise serve the Fund in any other capacity. An Advisory Board Member shall not have voting rights with respect to matters pertaining to the Fund. Any Advisory Board Member shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Board Member subsequently may be appointed as an Independent Director, or nominated and elected as an Independent Director, at which time he or she shall cease to be an Advisory Board Member. Any Advisory Board Member may resign at any time.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

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EXHIBIT C

REPORT OF THE AUDIT COMMITTEE
BNY Mellon Municipal Income, Inc.

November 22, 2023

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statement.

The Committee reviewed with the Fund's independent registered public accounting firm (the "independent auditors" or "auditors"), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under the applicable standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and Securities and Exchange Commission. In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Fund, including the auditors' letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors' independence.

The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund's Annual Report to Stockholders for the year ended September 30, 2023.

Francine J. Bovich, Audit Committee Chair
J. Charles Cardona, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member
Andrew J. Donohue, Audit Committee Member
Isabel P. Dunst, Audit Committee Member
Nathan Leventhal, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Roslyn M. Watson, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

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0424-PROXY-24

VOTER PROFILE:

Voter ID: XXXXXXXX Security ID: XXXXXXXX
Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

**please call the phone number to the right for more information

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

NAME

ADDRESS

CITY, STATE, ZIP CODE

BY PHONE: Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (877) 732-3612
BY MAIL: Complete the reverse side and return in the postage-paid envelope provided. USPS Postage-Paid Envelope

BNY Mellon Municipal Income Fund

Common Shares

240 Greenwich Street

New York, NY 10286

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD WEDNESDAY, JUNE 12, 2024

The undersigned stockholder of BNY Mellon Municipal Income, Inc. (the "Fund") hereby appoints Sarah Kelleher and Deirdre Cunnane, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 10, 2024, at the Annual Meeting of Stockholders of the Fund to be virtually held on Wednesday, June 12, 2024, at 11:00 a.m., Eastern time, and at any and all adjournments thereof (the "Meeting"), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. If you would like to attend the meeting, please send an email to Attendameeting@equiniti.com and a link to access will be provided. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The Notice of Joint Annual Meeting of Stockholders, Joint Proxy Statement and Form(s) of Proxy Card are available at https://vote.proxyonline.com/BNYMellon/docs/DMFAnnual.pdf please see the Joint Proxy Statement or call (877) 732-3612 for information on how to obtain directions to be able to attend and vote at the Annual Meeting.

Questions? If you have any questions about how to vote your proxy or about the Annual Meeting, please call toll-free

(877) 732-3612. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID	CUSIP

BNY Mellon Municipal Income Fund	PROXY CARD

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES, AND AGAINST THE BOARD DECLASSIFICATION.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Nominees and “AGAINST” the Board De-Classification at the Annual Meeting, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting, and at any and all adjournments and postponements thereof.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

	O	O	O
1. To elect Three Board Members to the Board of Trustees of the Fund:

1.) Francine J. Bovich
2.) Roslyn M. Watson
3.) Tamara Belinfanti

*To withhold authority to vote for one or more specific nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of those nominee(s) you wish to withhold below:

PROPOSAL:	FOR	AGAINST	ABSTAIN

2. Board De-Classification Proposal. The Board of Directors recommends a vote "AGAINST" Proposal 2.	O	O	O

Mail ID	BAR CODE	CUSIP

3. To transact such other business that may come as

may properly come before the meeting, or any

adjournments or postponements thereof.

Mail ID	CUSIP

VOTER PROFILE:

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

**please call the phone number to the right for more information

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

NAME

ADDRESS

CITY, STATE, ZIP CODE

BY PHONE: Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (877) 732-3612
BY MAIL: Complete the reverse side and return in the postage-paid envelope provided. USPS Postage-Paid Envelope

BNY Mellon Municipal Income Fund

Variable Rate MuniFund Term Preferred Shares

240 Greenwich Street

New York, NY 10286

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD WEDNESDAY, JUNE 12, 2024

The undersigned stockholder of BNY Mellon Municipal Income, Inc. (the "Fund") hereby appoints Sarah Kelleher and Deirdre Cunnane, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 10, 2024, at the Annual Meeting of Stockholders of the Fund to be virtually held on Wednesday, June 12, 2024, at 11:00 a.m., Eastern time, and at any and all adjournments thereof (the "Meeting"), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. If you would like to attend the meeting, please send an email to Attendameeting@equiniti.com and a link to access will be provided. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The Notice of Joint Annual Meeting of Stockholders, Joint Proxy Statement and Form(s) of Proxy Card are available at https://vote.proxyonline.com/BNYMellon/docs/DMFAnnual.pdf please see the Joint Proxy Statement or call (877) 732-3612 for information on how to obtain directions to be able to attend and vote at the Annual Meeting.

Questions? If you have any questions about how to vote your proxy or about the Annual Meeting, please call toll-free

(877) 732-3612. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID	CUSIP

BNY Mellon Municipal Income Fund	PROXY CARD

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES, AND AGAINST THE BOARD DECLASSIFICATION.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Nominees and “AGAINST” the Board De-Classification at the Annual Meeting, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting, and at any and all adjournments and postponements thereof.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

	O	O	O
1. To elect Three Board Members to the Board of Trustees of the Fund:

1.) Francine J. Bovich
2.) Roslyn M. Watson
3.) Tamara Belinfanti

*To withhold authority to vote for one or more specific nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of those nominee(s) you wish to withhold below:

PROPOSAL:	FOR	AGAINST	ABSTAIN

2. Board De-Classification Proposal. The Board of Directors recommends a vote "AGAINST" Proposal 2.	O	O	O

Mail ID	BAR CODE	CUSIP

3.       To transact such other business that may come as

may properly come before the meeting, or any

adjournments or postponements thereof.

Mail ID	CUSIP